Exhibit 99.1

DynaResource, Inc.

FOR IMMEDIATE RELEASE

DynaResource, Inc. Announces News Release Issued by

DynaResource de México, S.A. de C.V.

DynaResource de México S.A. de C.V. Wins Amparo Trial

Against Goldgroup Resources Inc.

Irving, Texas (September 18, 2017) DynaResource, Inc., of Irving Texas, (OTCQB: DYNR; “DynaUSA”) reports that DynaResource de México SA de C.V. (“DynaMéxico”), the 100% owner of the San Jose de Gracia high grade gold project, located in the County of Sinaloa de Leyva, State of Sinaloa, México, issued a news release dated September 15, 2017, announcing the favorable ruling for DynaMéxico against Goldgroup Resources Inc. in an Amparo Trial (an appellate ruling) in the State of Veracruz, México. Goldgroup Resources Inc. is reported to be 100% owned by Goldgroup Mining Inc., Vancouver, BC Canada.

The news release issued by DynaMéxico is set forth below:

“Mazatlán, Sinaloa, México (September 15, 2017) DynaResource de México SA de C.V. (“DynaMéxico”), the 100% owner of the San José de Gracia High Grade Gold Project in northern Sinaloa, México, announces that on August 24, 2017, a Federal Amparo Judge (“Juzgado de Distrito”) in the State of Veracruz, Mexico dismissed Goldgroup Resources Inc.’s Amparo Trial challenge to the $48 million USD damages award previously granted in favor of DynaMéxico. Pursuant to the ruling issued by the Federal Amparo Judge, the $48 M damages award – previously granted to DynaMéxico by the Thirty-Sixth Civil Court of the Superior Court of Justice of the Federal District of Mexico on October 5, 2015 – was effectively confirmed.

In the Federal Amparo Court, Goldgroup Resources Inc. (“Goldgroup”) claimed that it was unaware of the Superior Court legal action which ultimately resulted in the $48 million damages award to DynaMéxico. Goldgroup further claimed that this lack of knowledge was the reason for its having missed the deadline for filing an Amparo Trial challenge to the $48 million damages award.

The Federal Amparo Judge found, contrary to Goldgroup’s claims, both Goldgroup and its legal counsel had full knowledge of the existence of the Superior Court legal action since at least January 2015. Accordingly, the Federal Amparo Judge dismissed Goldgroup’s Amparo Trial challenge.”

Legal Background (Recent Awards – Legal Decisions in Favor of DynaMéxico):

$48M USD Damages Award and Definitive Sentence against Goldgroup (October 5, 2015):

DynaMéxico was awarded $48 million USD in damages against Goldgroup on October 05, 2015, as described in the Sentencia Definitiva (“Definitive Sentence”) issued by the Thirty-Sixth Civil Court of the Superior Court of Justice of the Federal District of México, File number 1120/2014.

Grant of Lien upon the Shares of DynaMéxico owned by Goldgroup (October 5, 2016):

On October 5, 2016, the one-year anniversary of the $48 M damages award, the Thirty-Sixth Civil Court of the Superior Court of Justice of the Federal District of México granted to DynaMéxico, a lien (referred to by the Superior Court as an “Embargo”) upon 100% of the shares of DynaMéxico previously issued to Goldgroup, which at the time constituted 20% of the outstanding shares of DynaMéxico.

The referenced 2015, 2016, and 2017 court rulings in Mexico, are all favorable for DynaMéxico. The cumulative effect of these rulings is as follows: (a) Goldgroup is responsible for the payment of $48 million USD in damages to DynaMéxico; (b) Goldgroup’s challenge to that award has once again been denied by an appellate court; and (c) Goldgroup’s 20% ownership of the share capital of DynaMéxico is subject to a lien in favor of DynaMéxico.

On behalf of the Board of Directors,

K.D. DIEPHOLZ;

DynaResource, Inc.; CEO

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" as that term is defined in Multilateral Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by various Canadian Provincial Securities Commissions.

Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although in certain circumstances, they may form the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all of an inferred mineral resource exists, or is economically or legally mineable.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This news release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking”. All statements in this news release, other than statements of historical fact, that address events or developments that DynaResource expects to occur, are “forward-looking information”. These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaResource. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gràcia property. Many of these assumptions are based on factors and events that are not within the control of DynaResource and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking information is not a guarantee of future performance and actual results and future events could differ materially from those discussed in the forward-looking information. All of the forward-looking information contained in this news release is qualified by these cautionary statements. Although DynaResource believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. DynaResource expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise.

For further information on DynaUSA, DynaMineras, and DynaMéxico, please visit www.dynaresource.com or contact:

Brad J. Saulter, DynaUSA V.P. – Investor Relations; US Telephone: 972-868-9066
K.D. Diepholz, DynaUSA - Chairman / CEO; US Telephone: 972-868-9066 DynaResource de México–Presidente; Mineras de DynaResource-Presidente